UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
(Address of principal executive offices)                 (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: February 28, 2018

FOR THE PERIOD SEPTEMBER 1, 2017 – FEBRUARY 28, 2018 (UNAUDITED)

SEMI-ANNUAL REPORT
Roumell Opportunistic Value Fund

Institutional Class Shares

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

Opportunistic, Absolute Return Investing
We have long described the investment approach of Roumell Asset Management, LLC ("RAM") as being opportunistic. We've defined opportunistic investing as a willingness to do nothing in the absence of a compelling investment idea. With a cash and cash equivalents balance of roughly 30% of the assets of the Roumell Opportunistic Value Fund (the "Fund"), it is worth digging a little deeper into this central investment issue.
The crux of opportunistic investing lies in the Hippocratic oath to "First, do no harm". For RAM, doing no harm means doing nothing – in terms of actual capital commitments – when we are unable to source high-conviction investment ideas, possessing strong balance sheets, and meaningful discounts to our calculations of intrinsic value. Period. Full stop. We are not in the business of buying simple market exposure. Our view is that the temporary opportunity cost of low-yielding cash returns will be more than financed by patiently waiting for the risk/reward dynamic embedded in great ideas.
At this stage in the game, we believe we have a material advantage over many of our Wall Street peers – the ability to think independently and to allocate capital as we please. It's not so for large portions of the industrial money management complex. Wall Street strategists (the chief macro-economic investment gurus of Wall Street's leading brokerage and asset management firms) predict that the S&P 500 will increase 11.5% (average of 8 estimates) in 2018.
In fact, Wall Street strategists always love stocks. In December 2007, Wall Street's top strategists, in aggregate, predicted that the S&P 500 would rise 8% in 2008. Modest predictions can't be confused with blind industry self-interest to sell the stock market 24/7 irrespective of valuations and market cycles. Abby Joseph Cohen of Goldman Sachs estimated that the S&P 500 would end 2008 at 1,675. The S&P 500 dropped 37% in 2008, and, on December 31, 2008 the index stood at 903. Wall Street's individual stock analysts, often possessing deep industry knowledge, are also well aware of who pays the bills. According to FactSet, of the 11,257 ratings that analysts have on S&P 500 stocks, 49% are "buy" ratings, 45% are "neutral" and only 6% are "sell" ratings. Objective advice?
In 1998, Goldman Sachs' private equity arm, raised $2.8 billion in a new fund targeting…internet stocks. The timing of launching such a fund was bad. How bad? The S&P 500 Information Technology Index closed in June of this year at 992, seventeen years after the fund's launch, reaching the all-time high set back in March of 2000.
To be fair, Morgan Stanley did go very bearish on March 13, 2009 predicting a drop of as much as 25% in the S&P 500 index over the following few months. March 13th turned out to be just days before the market hit rock bottom and then proceeded to rise more than 25% that year.

Of course, Morgan Stanley and Goldman Sachs could write a letter noting some of RAM's individual, bottom-up, company specific, mistakes. Fair enough. However, we would note that we've never witnessed wealth creation that resulted from the advice of Wall Street market strategists. On the other hand, we are surrounded by investors who have built stores of wealth from savvy individual security selection. Wall Street is a selling machine domiciled in a city "that doesn't sleep," and its market strategists are the chief cheerleaders.
An integral part of the industrial money management complex are the journals and news sites that sweetly whisper the 24/7 chorus to own the stock market. In its opening January 2006 edition, BusinessWeek informed investors that there was a clear blue sky, waters were calm and that there was nothing of substance for investors to worry about. The environment, according to BusinessWeek, was picture perfect. After dismissing concerns about the past year's negative savings rate (consumers spending more than their incomes), BusinessWeek noted, "Record wealth also helps explain why large increases in debt relative to income remain manageable…Delinquency rates on both mortgages and other types of loans to households remain at very low levels…In 2006, balance sheets should stay strong. Borrowing will slow as interest rates rise, cooling the growth in liabilities. And even if home prices stop rising, assets should benefit from stock market and other gains."  Man plans; God laughs.
Yes, over time, often much time, the stock market goes up, and this fact should not be ignored. Perennial bears have paid a dear price for being too intransigent in their investment views, and there are few investors who have consistently made money shorting the overall market and/or individual stocks. In fact, perennial market optimists have done much better than perennial bears because the U.S. economy, despite an abundance of headwinds, grows over time, and the odds are high that it will be bigger and stronger still in the years to come.
However, there is a reality beneath the stock market's hood that investors should appreciate. "Over the long haul" includes long periods of drought, loss, volatility and misery. It took fifteen years for the Nasdaq to recover from the dot-com bubble bursting; the Dow Jones Industrial Average was flat from 1966 to 1982, and, in the past 20 years, the market has dropped 50% twice, which resulted in very costly investor responses (selling at lows and buying back in after the recovery). Moreover, going back to January 1, 1926 and looking at every rolling ten-year period for the S&P 500 beginning each month (over 1,000 ten-year periods), shows that in over 50% of those ten-year periods, the market (with dividends) failed to generate an 8% annualized return. Thus, locking in a near 8% yield, without the roller coaster of the stock market, is a pretty good return that would likely satisfy most investors. That is why we've been willing to allocate a portion of our assets to business development company (BDC) debt paying a roughly 6% to 7% return.

Despite the slew of conflicts inherent in the financial services industry, Wall Street is a financing mechanism that appears to have done its job well, in aggregate, over the past several decades. Beating up on Wall Street doesn't take much courage these days as Wall Street now seems to be out of favor with people of all political stripes. Businesses have long accessed equity and debt capital from Wall Street, and our capital markets are the envy of the world. Capital is the elixir that enables companies to begin, grow and mature, and we don't see financing mechanisms superior to our own anywhere in the world. Investors simply need to be mindful of the nature of the business, the myriad conflicts embedded in this great financing system, and the perverse incentives often found after peeling back the onion. As in all societal endeavors promulgated by governments or private entities, the actors are human.
Notwithstanding Wall Street's conflicts, there is a serious debate about relative versus absolute value. There is a worthwhile discussion about the role interest rates play in assessing relative value among asset classes. After all, investors have to do something with their money, and opportunities are viewed in the context of what's available. Thus, many argue that, in a world in which a 10-year Treasury bond pays 2.5%, buying a company's stock at 20x earnings is a bargain. To wit, 20x earnings is a 5% return, i.e. $1/$20 = 5%. Thus, in this analysis, one is doubling the current risk-free rate of return even at a 20x multiple. Not bad?  Remember, a portion of earnings must be reinvested to just maintain current earnings, so they're not really "owner operator" earnings.
In our minds, the problem with an interest rate, relative-value informed view is that companies' earnings are in no way assured. This fact is particularly true today as technological change is gaining steam, and business models and industries are facing disruption in materially new ways. An October 2017 Bloomberg headline like the this one is commonplace: "Amazon spooks UPS, FedEx investors over fears that the retail giant will start making its own deliveries." Indeed, disruption appears to be accelerating. Therefore, the expected return to own equities should be greater than normal, not smaller, in our view. Further, we are not so certain, as many others seem to be, that, if interest rates remain low, that equities will continue to perform positively. Japan's Nikkei peaked at 37,000 in 1990 and sits under 21,000 today despite decades of falling interest rates.
Moreover, accounting for a typical business cycle makes the cyclically adjusted price to earnings ratio (CAPE), created by Yale economist Robert Shiller, far more meaningful in our view than a simple forward-earnings multiple (Wall Street's preferred measuring stick). Who would buy a mature business off of current earnings? Doesn't it make far more sense to smooth out a company's earnings over a business cycle to arrive at a cyclically adjusted earnings number? Based on the current CAPE ratio of roughly 33x, stocks are yielding not 5%, but rather 3% (i.e., $1/$33 = 3%). Some may criticize the CAPE ratio on the margin, but the fact remains that the ratio's signal does not suggest a market with a plethora of cheap securities.

It should be understood that the S&P 500 is not some interesting start-up with a big upside; rather, it's "the market", which, at day's end, is tethered to GDP growth. The OECD is targeting a 2.9% U.S. economic expansion this year and 2.8% in 2019. So, 33x to live with a more competitive and a rapidly changing business environment, coupled with sub-3% growth? We're not taking the bait. There are plenty of things to worry about, and none other than recent Nobel Prize winner Richard Thaler, an American economist and Professor of Behavioral Science and Economics at the University of Chicago Booth School of Business (Craig's alma mater), recently mused, "We seem to be living in the riskiest moment of our lives, and yet the stock market seems to be napping. I admit to not understanding it. It's certainly puzzling."  Richard has company.
To sum, RAM does not look at investments in relative value asset contexts. Rather, we determine whether the absolute return warrants the risk. If interest rates were to stay down for many years to come, it is quite possible that the stock market could continue to be "the cleanest dirty shirt" in the asset-class closet. Historically, we have not paid a price – compared to major stock market indexes - for possessing a high cash position. Nonetheless, investors ought to think through how much capital they want allocated to an opportunistic, absolute value investment style that may have elevated cash levels for the foreseeable future.  To be clear, we have a robust "on-deck" list wherein the work has been done and we're simply waiting for the price(s) that we're willing to pay.
RAM will continue to source investment ideas on a case by case basis. We believe the best way to manage overall economic or market risk is to simply remain highly price conscious at the point of purchase. The securities described below all easily meet our north star threshold (i.e., would we take the company private in a heartbeat?). It's hard to find new ideas, but it's not impossible because investors overreact enough times to misprice a number of securities (or ignore all together), even in an overall expensive market. Of course, no investment strategy can be separated from individual temperament. We believe our analytical and research strengths are anchored by mental toughness and conservative judgment. Finally, RAM is committed to maintaining a modest level of assets in the Fund, which allows us to optimally execute our strategy, focusing as it does on micro and small cap securities.
Recent Updates of Top Three Equity Holdings
Liquidity Services, LQDT.  LQDT reported fourth quarter numbers significantly better than what investors anticipated, sending its shares materially higher.  It was a quarter marked by double-digit revenue growth in the two divisions on which RAM has hinged its investment thesis – GovDeals and Retail.  The company's Capital Assets Group (CAG) declined as a result of the loss of the Department of Defense (DoD) surplus and scrap contracts.  LQDT was outbid for a DoD contract in the fourth quarter as it was unwilling to accept pricing terms it deemed wholly uneconomic.  We applauded the company's willingness to walk away from its DoD business and focus on the areas in which it has clear competitive strengths – GovDeals and Retail.

GovDeals' revenue grew 27% year-over-year, while maintaining a 93% gross margin.  This is a particularly attractive business – it's growing rapidly, and it has increased its operating margins over the past two years (the best of both worlds).  We continue to reach out directly to the company's GovDeals clients and have thus far been unable to find one rating their satisfaction at less than an 8 on a scale of 1 to 10, with 10 being the highest.  As a reminder, GovDeals is the leading online auction site (by a factor of 2x) for municipalities throughout North America to sell no longer needed hard goods.  Recently, RAM contacted twelve customers, including ones in Utah, Alabama, Georgia, South Carolina, Arkansas, and six of them rated GovDeals a 10.
We believe LQDT's GovDeals platform is worth more than the company's total enterprise value, i.e., at $7/share, the market cap is $225 million, less $106 million (cash and ST Note), leaves an enterprise value of $119 million.  GovDeals is a pure commission model at roughly 10% of gross market value (GMV) of goods sold, with no logistics overhead, and 90% plus gross margins.  At a current revenue run rate of $30 million, growing at over 15% annually, we believe the value of this one asset is likely to be $150 million.
LQDT just recently rolled out a self-serve commercial platform mirroring its GovDeals offering for corporate clients.  Like GovDeals, this platform will be a pure fee commission model without all the heavy logistics expenses associated with its traditional liquidation model.  We believe the company's commercial self-serve platform is the most exciting free option buried inside our LQDT investment.
LQDT's retail division grew GMV by 17%, but revenue was down slightly.  The tailwinds for retail are strong as more goods are purchased online, and, as a result, more goods are returned and need to be placed with a reverse supply chain company.   To be clear, this is a very competitive business with modest margins.  We consider it a reasonable free option.
We remain highly suspect of the company's Capital Assets Group's ability to generate profits and have made our concerns clear to management.  It will be important for LQDT to allocate capital to business lines with demonstrated success while resisting the urge to be in markets that, while sizable, remain elusive in terms of profitability.  We are cautiously optimistic that Bill Angrick, Founder and CEO and the company's largest shareholder at roughly 16%, will be disciplined in his spending.  The company's willingness to walk away from two separate DoD contracts are good signs.
As of February 28, 2018, the Fund held 7.2% in Liquidity Services.
Marchex, MCHX.  MCHX continued on its path to segue from a call-generating marketplace platform to one focused on call analytics to major corporations.  The past three years' heightened R&D spend is paying off: customer analytic wins are growing, and the company's cash burn has stopped.  The company announced that it added more than 40 new clients in 2017, and we believe the vast majority are analytic wins.  Moreover, Adjusted EBITDA in the fourth quarter was $1 million versus ($2 million) in the fourth quarter of 2016; 2017's overall Adjusted EDITDA came in at $1 million versus ($6.6 million) for 2016.  MCHX appears well on its way to pivoting to a leading call analytics platform generating recurring revenue that is no longer dependent on generating customer referrals for sales.

RAM had anticipated $10 million of cash burn in 2017.  In fact, MCHX was free cash flow neutral for the year and confident enough in its business trajectory and liquidity profile that it announced a special $0.50/share dividend, or roughly $25 million of its $100 million cash hoard.  This will still leave roughly $1.75/share in net, U.S. domiciled, cash.
On the product development end, MCHX continued to strengthen its speech analytics capabilities using artificial intelligence to help customers understand what is happening on inbound calls from consumers to businesses. During 2017 MCHX announced strategic partnerships with Facebook and integrated its software with Adobe.  We met with Mike Arends, Chief Financial Officer in January and came away with renewed confidence that the company is executing on its plan to be a leading call analytics platform powered by artificial intelligence.  We believe the company's shares remain cheap.
As of February 28, 2018, the Fund held 5.2% in Marchex.
Medley Capital, MCC. MCC, a BDC (Business Development Company), reported a disappointing, but not surprising, quarter as management has been telegraphing that there would be another couple quarters before they are out of the woods.  Highlights of the quarter were as follows:
- NAV is now $7.71, down 8.8% from $8.45 at Sept 30
- Net Investment Income for Q4 was $0.13, down from $0.16 in Q3
- Dividend was maintained at $0.16 per share
- NAV decline was driven by $39.1 million of unrealized portfolio losses (due primarily to 3 borrowers in the legacy portfolio)
- $83 million of new loans during Q4 (primarily senior secured to sponsor backed borrowers)
- Equity holdings climbed from 16% to 20% driven by debt for equity exchanges
MCC's stock sold-off to under $4.50/share allowing us to average down and purchase additional shares at a roughly 50% discount to NAV.  In other words, despite negative headwinds, we found MCC's share price highly attractive in the context of this BDC's underlying intrinsic value.

As noted above, the primary issue for the quarter was the $39 million in unrealized losses (URL) stemming from pre-2015 vintage loans.  The URL was $0.72 per share. This is significant. However, the disclosures are net positive, in our view, in that the "bad stuff" is clearly very contained to roughly 8% of the portfolio and has all to do with legacy loans representing an increasingly smaller percentage of total assets.  The annual loss rate on FY 2015 and after originated loans (over 40% of the portfolio) is 0%.  Class 1, 2 and 3 assets (credits performing better than expected, as expected and below expectations but no loss is expected), now make up 90% of the portfolio.  Class 1, 2 and 3 assets are 1%, 77% and 12%, respectively.
Equity positions rose from 16% to 20% driven by debt for equity exchanges.  It's important to note that MCC is the controlling shareholder in its equity positions and can, thus, drive liquidity events.  Further, though it appears that MCC has 20% in equity, it's really only 12% in terms of debt for equity swaps on small company conversions. MCC invested in a JV with Great American Life (GALIC) wherein MCC contributed $87.5 million and GALIC $12.5 million, but, because MCC is in a first loss position, it must categorize this investment as equity. The loans in this JV are 1st lien, secured loans. Adjusting for this fact, the MCC portfolio goes to 75% 1st lien, 13% 2nd lien and 12% equity versus what is often shown as 67% 1st lien, 13% 2nd lien and 20% equity.
Regarding credit deterioration, CEO Brook Taube stated that he believes that "the majority of issues are behind us". We continue to believe that Brook and the Board understand the value of maintaining the dividend while the shares trade at such a deep discount to NAV. We understand MCC's reluctance to buy back shares in order to maximize liquidity, and not risk being a forced seller.  We believe the maintenance of the dividend is effectively MCC's way of being shareholder-friendly during this turnaround period.
A simple walk-through of how much cushion MCC has before triggering '40 Act asset coverage ratio limits clearly indicates that it has a good amount of room, i.e., $112 million or 13% of loans. The problem legacy loans (marked at 37 now), represent about 8% of the portfolio. What that means is that MCC could absorb a 100% write-off of those problem loans representing 8% of the total portfolio in a draconian scenario, which would take the NAV to $6.48/share, still not triggering a '40 Act liquidity event.
It should also be pointed out that MCC's interests are aligned with common shareholders.  The JV that Medley Management, Inc. (MDLY) set-up to buy MCC shares (Fortress Capital invested $40 million and MDLY invested $12 million) now has Fortress under water despite the first 20% of losses going to MDLY because of MCC's share price decline. MDLY manages the operations of MCC through a formal management agreement.  We don't expect MDLY to do anything that would harm a major institutional client or anything that would undermine MDLY's own significant investment in MCC's shares. MDLY is 80% owned by original partners. CEO Brook Taube is the largest single owner.  We continue to believe that the company fully appreciates the value in maintaining its dividend as a way to return NAV to shareholders despite currently under earning it. With $50 million in cash on hand at the end of the quarter MCC has the means to maintain it.

As of February 28, 2018, the Fund held 4.8% in Medley Capital.
We will continue to methodically and diligently search for out-of-favor, overlooked and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.
Best Regards,
Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

RCRAM0418001

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments
(Unaudited)

As of February 28, 2018
		Shares	Cost	Value (Note 1)

COMMON STOCKS - 47.92%

Business Services - 3.66%
*	Rosetta Stone, Inc.	178,434	$1,677,218	$2,442,761

Consumer Discretionary - 2.38%
*	Destination Xl Group, Inc.	647,900	1,428,691	1,587,355

Energy - 2.63%
*	Goodrich Petroleum Corp.	33,491	1,532,961	347,637
*	Sandridge Energy, Inc.	100,000	1,833,359	1,406,000
				1,753,637
Financials - 5.18%
*	Great Elm Capital Group, Inc.	363,799	1,234,739	1,346,056
*	Hallmark Financial Services	215,000	2,219,719	2,113,450
				3,459,506
Health Care - 3.04%
*	Paratek Pharmaceuticals, Inc.	155,000	2,167,522	2,030,500

Industrials - 1.57%
*	Tidewater, Inc.	42,000	1,048,280	1,050,840

Information Technology - 21.41%
*	Edgewater Tech, Inc.	336,027	2,309,637	2,076,647
*	GSI Technology, Inc.	213,610	1,113,111	1,614,892
*	Liquidity Services, Inc.	702,707	4,161,960	4,813,543
*	Marchex, Inc.	1,078,050	3,055,062	3,449,760
*	The Rubicon Project	1,453,800	4,677,650	2,340,618
				14,295,460
Materials - 0.00%
*	Colossus Minerals, Inc.	1,258,344	1,670,962	1,258

Real Estate - 5.26%
*	Dundee Corp. - Class A	1,125,000	2,273,167	2,048,625
*	Five Point Holdings LLC	108,400	1,594,331	1,464,484
				3,513,109
Telecommunication Services - 2.79%
*	A10 Networks, Inc.	134,594	838,903	845,250
*	Sierra Wireless, Inc.	64,000	988,778	1,020,800
				1,866,050

	Total Common Stocks (Cost $35,826,049)			32,000,476

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2018
			Shares	Cost	Value (Note 1)

CLOSED-END FUNDS - 7.88%
Medley Capital Corp.			768,000	$4,516,280	$3,179,520
TICC Capital Corp.			348,218	1,917,606	2,082,344

Total Closed-End Funds (Cost $6,433,886)					5,261,864

PREFERRED NOTES - 16.82%
	Maturity
	Date	Interest Rate
Capital Southwest
Corp.	12/15/2022	5.950%	70,000	1,750,000	1,836,520
Eagle Point Credit
Co., Inc.	9/30/2027	6.750%	52,790	1,320,106	1,330,308
Great Elm Capital
Group, Inc.	9/18/2022	6.500%	66,990	1,674,958	1,684,799
MVC Capital, Inc.	11/30/2022	6.250%	82,000	2,050,000	2,096,740
Newtek Business
Services Corp.	3/1/2023	6.250%	74,000	1,850,000	1,884,780
Oaktree Specialty
Lending Corp.	10/30/2024	5.875%	13,340	333,529	333,900
TICC Capital Corp.	3/30/2024	6.500%	81,070	2,029,003	2,063,232

Total Preferred Notes (Cost $11,007,596)					11,230,279

U.S. TREASURY SECURITIES - 21.49%			Interest	Maturity
		Par	Rate	Date
U.S. Treasury Bill		$6,500,000	0.000%	4/12/2018	6,489,728
† U.S. Treasury Note		5,500,000	1.000%	3/15/2019	5,438,364
U.S. Treasury Note		2,500,000	1.750%	3/31/2022	2,420,470

Total U.S. Treasury Securities (Cost $14,468,467)					14,348,562
			Strike	Exercise
WARRANTS - 0.01%		Shares	Price	Date
*ə	Colossus Minerals, Inc.	629,970	$1.00	3/17/2020	6,300

Total Warrants (Cost $490)					6,300

					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2018
	Shares	Value (Note 1)

SHORT-TERM INVESTMENT - 4.61%
Federated Treasury Obligations Fund - Institutional
Class Shares, 1.17% §	3,076,633	$3,076,633

Total Short-Term Investment (Cost $3,076,633)		3,076,633

Total Value of Investments (Cost $70,813,121) - 98.73%		$65,924,114

Total Value of Options Written (Premiums Received $114,155) - (0.03)%		(20,250)

Other Assets Less Liabilities - 1.30%		870,054

Net Assets - 100.00%		$66,773,918

* Non-income producing investment
§ Represents 7 day effective yield
†	All or a portion of security is segregated as collateral for options written.
ə
 Security is fair valued using the pricing policies approved by the Fund's Board of Trustees. In determining the price of the security, the Board of Trustees considered the issuer, terms, and the size of the Fund's investment in the security.  As of February 28, 2018, the security represents 0.01% of net assets and is not considered a material portion of the Fund.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Schedule of Options Written
(Unaudited)

As of February 28, 2018
		Contracts (a)	Notional Value	Exercise Price	Expiration Date	Value (Note 1)

OPTIONS WRITTEN - 0.03%

PUT OPTIONS WRITTEN - 0.03%
*	DSW, Inc.	1,350	$2,647,350	$15.00	4/20/2018	$20,250

Total Put Options Written (Premiums Received $114,155)						20,250

Total Options Written (Premiums Received $114,155)						$20,250

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

	Summary of Investments
	by Sector			% of Net
				Assets	Value
	Business Services			3.66%	$2,442,761
	Consumer Discretionary			2.38%	1,587,355
	Energy			2.63%	1,753,637
	Financials			5.18%	3,459,506
	Health Care			3.04%	2,030,500
	Industrials			1.57%	1,050,840
	Information Technology			21.41%	14,295,460
	Materials			0.00%	1,258
	Real Estate			5.26%	3,513,109
	Telecommunication Services			2.79%	1,866,050
	Closed-End Funds			7.88%	5,261,864
	Preferred Notes			16.82%	11,230,279
	U.S. Treasury Securities			21.49%	14,348,562
	Warrants			0.01%	6,300
	Short-Term Investment			4.61%	3,076,633
	Put Options Written			(0.03)%	(20,250)
	Other Assets Less Liabilities			1.30%	870,054
	Total Net Assets			100.00%	$66,773,918

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities
(Unaudited)
As of February 28, 2018

Assets:
Investments, at value (Cost $70,813,121)	$65,924,114
Receivables:
Deposits at Broker	1,407,152
Investments sold	165,229
Fund shares sold	918
Dividends and interest	170,802
Prepaid expenses:
Registration and filing fees	5,419
Fund accounting fees	3,370
Transfer agent fees	223
Security pricing fees	201

Total assets	67,677,428

Liabilities:
Options written, at value (Premiums received $114,155)	20,250
Payables:
Investments purchased	820,829
Accrued expenses:
Advisory fees	46,992
Professional fees	4,162
Custody fees	3,790
Shareholder fulfillment fees	2,384
Insurance fees	1,639
Compliance fees	1,549
Trustee fees and meeting expenses	1,549
Miscellaneous expenses	333
Administration fees	32

Total liabilities	903,509

Net Assets	$66,773,918

Net Assets Consist of:
Paid in Beneficial Interest	$66,774,475
Undistributed net investment income	165,182
Accumulated net realized gain on investments	4,629,363
Net unrealized depreciation on investments and options written	(4,795,102)

Total Net Assets	$66,773,918

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities - Continued
(Unaudited)
As of February 28, 2018

Institutional Class Shares of beneficial interest outstanding, no par value (a)	7,152,566
Net Assets	$66,773,918
Net Asset Value, Offering Price and Redemption Price Per Share	$9.34

(a) Unlimited Authorized Shares

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations
(Unaudited)

For the Period Ended February 28, 2018

Investment Income:
Interest	$113,213
Dividends	548,704
Total Investment Income	661,917

Expenses:
Advisory fees (Note 2)	318,566
Administration fees (Note 2)	34,627
Fund accounting fees (Note 2)	20,467
Registration and filing fees	15,901
Transfer agent fees (Note 2)	13,890
Professional fees	11,802
Custody fees (Note 2)	9,405
Shareholder fulfillment fees	8,550
Compliance fees (Note 2)	5,951
Trustee fees and meeting expenses	4,215
Miscellaneous expenses (Note 2)	3,341
Insurance fees	1,884
Security pricing fees	1,884

Total Expenses	450,483
Advisory fees waived (Note 2)	(23,162)
Net Expenses	427,321

Net Investment Income	234,596

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments and foreign currency transactions	6,402,811
Options written	255,047
Total realized gain	6,657,858

Net change in unrealized appreciation (depreciation) on:
Investments and translation of assets and liabilities of foreign currency	(4,956,611)
Options written	69,700
Total net unrealized depreciation	(4,886,911)

Net Realized and Unrealized Gain on Investments	1,770,947

Net Increase in Net Assets Resulting from Operations	$2,005,543

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets

For the fiscal period or year ended February 28,	2018 (a)	2017

Operations:
Net investment income	$234,596	$51,501
Net realized gain from investments, foreign
currency transactions, and options written	6,657,858	7,223,361
Net change in unrealized appreciation (depreciation) on
investments, translation of assets and liabilities
in foreign currency, and options written	(4,886,911)	1,927,827

Net Increase in Net Assets Resulting from Operations	2,005,543	9,202,689

Distributions to Shareholders:
Net investment income
Institutional Class Shares	(32,212)	-

Return of capital
Institutional Class Shares	-	(75,979)
Class A Shares (b)	-	(1,215)
Class C Shares (b)	-	(1,079)

Decrease in Net Assets Resulting from Distributions	(32,212)	(78,273)

Beneficial Interest Transactions:
Shares sold	10,591,594	11,537,821
Redemption fees	25	454
Reinvested dividends and distributions	25,667	67,389
Shares repurchased	(11,368,706)	(3,598,868)

Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(751,420)	8,006,796

Net Increase in Net Assets	1,221,911	17,131,212

Net Assets:
Beginning of Period	65,552,007	48,420,795
End of Period	$66,773,918	$65,552,007

Undistributed (Accumulated) Net Investment Income (Loss)	$165,182	$(37,202)

See Notes to Financial Statements		(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets - Continued

For the fiscal period or
year ended February 28,	2018 (a)		2017

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,139,535	$10,579,983	1,352,954	$11,529,651
Redemption fees	-	25	-	454
Reinvested dividends
and distributions	2,716	25,667	8,147	65,095
Shares repurchased	(1,113,678)	(10,410,225)	(412,541)	(3,352,868)
Net Increase in Beneficial
Interest and Shares	28,573	$195,450	948,560	$8,242,332

Class A Shares (b)	Shares	Amount	Shares	Amount
Shares sold	1,307	$11,603	910	$8,170
Reinvested dividends
and distributions	-	-	154	1,215
Shares repurchased	(73,309)	(665,433)	(18,007)	(154,447)
Net Decrease in Beneficial
Interest and Shares	(72,002)	$(653,830)	(16,943)	$(145,062)

Class C Shares (b)	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvested dividends
and distributions			163	1,079
Shares repurchased	(38,098)	(293,040)	(12,857)	(91,553)
Net Decrease in Beneficial
Interest and Shares	(38,098)	$(293,040)	(12,694)	$(90,474)

(a) Unaudited.
(b) The Class A and Class C Shares of the Fund were liquidated as of December 19, 2017.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND
Financial Highlights - Institutional Class Shares
For a share outstanding during	February 28,		August 31,
the fiscal years or period ended	2018	(g)	2017		2016		2015		2014
Net Asset Value,
Beginning of Period	$9.07		$7.68		$7.48		$10.50		$11.15
Income (Loss) from Investment
Operations:
Net investment income	0.02	(c)	0.01	(c)	0.06	(c)	0.08	(c)	0.13
Net realized and unrealized
gain (loss) on investments	0.25		1.39		0.15		(1.90)		(0.16)
Total from Investment Operations	0.27		1.40		0.21		(1.82)		(0.03)
Less Distributions:
From net investment income	(0.00)	(b)	-		(0.01)		(0.22)		(0.03)
From realized gains	-		-		-		(0.98)		(0.59)
From return of capital	-		(0.01)		-		-		-
Total Distributions	(0.00)	(b)	(0.01)		(0.01)		(1.20)		(0.62)
Paid in Beneficial Interest:
From redemption fees	0.00	(b)	0.00	(b)	(0.00)	(b)	0.00	(b)	0.00	(b)
Total Paid in Beneficial Interest	0.00	(b)	0.00	(b)	(0.00)	(b)	0.00	(b)	0.00	(b)
Net Asset Value, End of Period	$9.34		$9.07		$7.68		$7.48		$10.50

Total Return	3.02%	(i)	18.28%		2.81%		(18.82)%		(0.12)%	(a)

Net Assets, End of Period
(in thousands)	$66,774		$64,624		$47,421		$40,835		$39,842
Ratios of:
Interest Expense to Average
Net Assets	0.00%	(f)	0.01%		-		-		-
Gross Expenses to Average
Net Assets (d)	1.30%	(h)	1.34%		1.23%		1.23%		1.23%
Net Expenses to Average
Net Assets (d)	1.23%	(e)(h)	1.23%	(e)	1.23%		1.23%		1.23%
Net Investment Income to Average
Net Assets	0.44%	(h)	0.10%		0.86%		0.94%		1.27%
Portfolio turnover rate	55.01%	(i)	111.52%		71.27%		66.14%		92.74%
(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States of  America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Actual amount is less than $0.01 per share.
(c)	Calculated using the average shares method.
(d)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e) Excludes interest expense.
(f) Less than 0.01% of net assets.
(g) Unaudited.
(h) Annualized.
(i) Not annualized.					See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

1.	Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The Fund commenced operations on December 31, 2010. The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC ("Roumell Asset Management" or the "Advisor") seeks to achieve the Fund's investment objective by using an opportunistic investment strategy.  The Advisor is an opportunistic capital allocator (OCA) with a deep value bias in selecting individual securities.  The Advisor will wait until an investment situation is presented where, in its opinion, the odds of success are favorable relative to the risks.  In the absence of such situations, the Fund will stay liquid and, on the sidelines, invested in Cash and Cash Equivalents.  The Advisor's approach to opportunistic investing emphasizes purchasing securities at a meaningful, quantifiable discount to its calculation of intrinsic value taking into consideration the understandability of the business model, the safety of the capital structure, and the competency of the company's management.  Using this opportunistic strategy, however, may result in the Advisor finding many suitable investment opportunities for the Fund during certain periods, but finding very few during other periods.

The Fund currently has an unlimited number of authorized shares, which are available in the Institutional Class Shares.  The Class A Shares and Class C Shares both liquidated as of December 19, 2017 via written consent from the Board of Trustees (the "Board" or "Trustees") on October 20, 2017.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services – Investment Companies" and Financial Accounting Standards Update ("ASU") 2013-08.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the "Board" or the "Trustees").  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of February 28, 2018 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3(b)
Assets
Common Stocks*	$32,000,476	$31,999,218	$1,258	$-
Closed-End Funds	5,261,864	5,261,864	-	-
Preferred Notes	11,230,279	11,230,279	-	-
U.S. Treasury Securities	14,348,562	-	14,348,562	-
Warrants	6,300	-	-	6,300
Short-Term Investment	3,076,633	3,076,633	-	-
Total Assets	$65,924,114	$51,567,994	$14,349,820	$6,300

Liabilities
Put Options Written	$20,250	$-	$20,250	$-
Total Liabilities	$20,250	$-	$20,250	$-

*Refer to Schedule of Investments for breakdown by Sector.
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the period ended February 28, 2018.  It is the Fund's policy to record transfers at the end of the period.
(b) At the beginning and the end of the reporting period, Level 3 investments were not considered a material portion of the Fund, and hence, reconciliation is not provided.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains (losses) from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Written options are non-income producing securities.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in Investments, at value on the Statement of Assets and Liabilities for options purchased and the Options Written, at value on the Statement of Assets and Liabilities for options written.  Net realized gains and losses and net change in unrealized appreciation and depreciation on these contracts for the year are included in the Realized and Unrealized Gain on Investments on the Statement of Operations for options purchased and Realized and Unrealized Gain on Options Written on the Statement of Operations for options written.

The derivative instruments outstanding as of February 28, 2018 are disclosed below and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed below serve as indicators of the volume of derivative activity for the Fund.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of February 28, 2018:

Derivative Type	Location	Market Value	Notional Value

Equity Contracts – written options	Liabilities-Options written, at value	$ 20,250	$2,647,350

The following table sets forth the effect of the derivative instruments on the Statement of Operations for the fiscal period ended February 28, 2018:

Derivative Type	Location	Gains/Losses

Equity Contracts – written options	Net realized gain from options written	$ 255,047

Equity Contracts – written options	Net change in unrealized appreciation on options written	$ 69,700

The following table presents the Fund's liabilities available for offset under a master netting arrangement of collateral pledged as of February 28, 2018:
Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Liabilities	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount of Assets
Description of Liability:
Options Written	$ 20,250	$ 20,250	$ -	$ -
Total	$ 20,250	$ 20,250	$ -	$ -

The actual financial instruments and cash collateral pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund's average daily net assets.

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, dividends on securities sold short, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Fund invests, and other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.23% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until December 31, 2018.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup any amounts previously waived or reimbursed.

For the fiscal period ended February 28, 2018, $318,566 in advisory fees were incurred, of which $23,162 in advisory fees were waived by the Advisor.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

Administrator
The Fund pays a monthly fee to The Nottingham Company (the "Administrator") based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund's custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.

A breakdown of the fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%

The Fund incurred $34,627 in administration fees, $9,405 in custody fees, and $20,467 in fund accounting fees for the fiscal period ended February 28, 2018.

Certain officers of the Trust are also officers of the Administrator.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer. Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.  The Fund incurred $13,890 in transfer agent fees during the fiscal period ended February 28, 2018.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

3.   Trustees and Officers

The Board of Trustees is responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not "interested persons" of the Trust or the Advisor within the meaning of the 1940 Act (the "Independent Trustees") receive $2,000 each year from each Fund. The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board of Trustees.

4.   Purchases and Sales of Investment Securities

For the fiscal period ended February 28, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$30,028,966	$24,689,231

For the fiscal period ended February 28, 2018, there were no long-term purchases or sales of U.S. government securities.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal period ended February 28, 2018:

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
Aimia, Inc.	1,472,819	2,715,495	84.37%	1,242,676
BPZ Resources, Inc.*	1,570	-	(100.00)%	(1,570)
CSI Compressco LP*	1,428,572	1,779,350	24.55%	350,778
DSW, Inc.**	(70,444)	(7,140)	89.86%	63,304
Foot Locker, Inc.**	(66,143)	-	100.00%	66,143
Ford Motor Company**	(96,057)	(15,337)	84.03%	80,720
Lai Fund Holdings, Ltd.***	26,410	39,620	50.02%	13,210
Liquidity Services, Inc.	1,210,430	1,189,338	(1.74)%	(21,092)
Oxford Lane Capital Corp.*	1,586,529	1,599,338	0.81%	12,809
Palo Alto Networks, Inc.**	(44,880)	-	100.00%	44,880
Paratek Pharmaceuticals, Inc.	907,440	1,588,486	75.05%	681,046
Rivernorth Marketplace Lending*	1,700,000	1,716,514	0.97%	16,514
Rosetta Stone, Inc.	2,772,031	4,877,071	75.94%	2,105,040
Sandstorm Gold, Ltd.	2,503,067	3,490,037	39.43%	986,970
Seachange International, Inc.	2,588,545	3,605,743	39.30%	1,017,198
United States Treasury Bill*	6,485,740	6,484,773	(0.01)%	(967)
Net Realized Gain				$6,657,659
*Excludes interest earned on bonds over the holding period
**Put options written.
***Includes settlement of foreign currency sales
The difference between the net realized gain above and the net realized gain reported on the Statement of Operations totaled $199 and is a result of the settlement of foreign currency sales.

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

Management has reviewed the Fund's tax positions to be taken on the federal income tax return and, during the years ended August 31, 2014 through August 31, 2017, and as of and during the period ended February 28, 2018, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

Distributions during the fiscal year and period ended were characterized for tax purposes as follows:

Distributions from
For the Fiscal Year or Period Ended	Ordinary Income
02/28/2018	$ 32,212
08/31/2017	78,273*
*The Roumell Opportunistic Value Fund paid $78,273 in distributions for excise requirements at 12/30/16.

At February 28, 2018, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$70,698,966

Gross Unrealized Appreciation	$3,112,078
Gross Unrealized Depreciation	(7,907,180)
Net Unrealized Depreciation	(4,795,102)

Accumulated Deficit	$(4,795,102)

6.   Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

For the period ended February 28, 2018

7.   Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

1.    Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.
2.    Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Qs are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 1-800-773-3863.
3.    Tax Information

The following information is provided for the Fund's fiscal period ended February 28, 2018.

During the fiscal year, the Fund paid $32,212 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.    Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2017 through February 28, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

Institutional Class Shares	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,030.20	$6.19

	$1,000.00	$1,018.70	$6.16
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.23%, multiplied by 181/365 (to reflect the one-half year period).

5.    Closure of the Class A and Class C Shares

On October 20, 2017, the Board of Trustees (the "Board") approved the closure of the Class A and Class C Shares of the Fund.  The Advisor and the Board considered the best interests of the shareholders of the Fund, and the Board, without waiving any rights, approved the discontinuation of all sales and acceptance of purchase orders for the Fund's Class A and Class C Shares as of the close of business on October 20, 2017.  It also approved the redemption of all outstanding Class A and Class C Shares on December 19, 2017 and the waiver of any redemption frees for Class A and Class C Shares redeemed between the date of the consent and December 19, 2017. The consent also approved the termination of the Fund's Rule 12b-1 Plan of Distribution upon the liquidation of the Class A and Class C Shares on December 19, 2017.

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 69
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 640
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

Item 2.     CODE OF ETHICS.
Not applicable.

Item 3.     AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

Item 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

Item 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.     SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
           Not applicable.

Item 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
        None.

Item 11.   CONTROLS AND PROCEDURES.
(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   EXHIBITS.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: May 2, 2018	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: May 2, 2018	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley E. Harris
Date: May 2, 2018	Ashley E. Harris Treasurer and Principal Financial Officer